--------------------------------------------------------------------------------
CLOSED END
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Alliance World
Dollar Government
Fund II

Semi-Annual Report
September 30, 2001

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
November 15, 2001

Dear Shareholder:

This report provides the performance and market activity for Alliance World Dollar Government Fund II (the "Fund") for the semi-annual reporting period ended September 30, 2001.

Investment Objective and Policies

This closed-end fund is designed for investors who seek high current income and capital appreciation. To achieve this objective, it invests primarily in high yielding, high risk sovereign debt and U.S. corporate fixed-income obligations that we expect to benefit from improving economic and credit fundamentals.

Investment Results

The following table shows the Fund's performance over the six- and 12-month periods ended September 30, 2001. For comparison, we have included the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+), which is a standard measure of the performance of a basket of unmanaged emerging market debt securities.

INVESTMENT RESULTS*
Periods Ended September 30, 2001

                                                            --------------------
                                                                Total Returns
                                                            --------------------
                                                            6 Months   12 Months
--------------------------------------------------------------------------------

Alliance World Dollar Government Fund II (NAV)                -2.40%       1.06%
--------------------------------------------------------------------------------
J.P. Morgan Emerging Markets Bond Index Plus                  -1.92%       1.77%
--------------------------------------------------------------------------------

* The Fund's investment results represent total returns for the periods shown and are based on the net asset value (NAV) of the Fund as of September 30, 2001. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+) is comprised of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds. The index is unmanaged and reflects no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance World Dollar Government Fund II.

      Additional investment results appear on pages 7-9.

The Fund underperformed relative to its benchmark for both the six- and 12-month periods ended September 30, 2001 primarily due to our emerging market security selection.

As discussed in more detail in the market overview section, within the Fund's emerging market allocation, our overweight position in Argentina significantly hurt performance as concerns about the country's economic viability increased. Contributing positively to performance was our underweight position in Brazil and our overweight position in Russia.

Within the Fund's high yield allocation, our weighting in the telecommu-


--------------------------------------------------------------------------------
                                    ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

nications sector detracted from performance. This segment of the high yield market deteriorated significantly over the last six months after rallying in January of this year. Concerns over access of capital for developmental telecommunications dramatically hit valuations for these companies. For the six-month period, telecommunications was the worst performing sector in the high yield universe, down 27.77% as measured by the Merrill Lynch High Yield Index. Examples of underperforming securities in the Fund include Nextel International, Versatel Telecommunications and Netia, Poland's largest alternative fixed-line communications services provider. The Fund's position in Innova S., a satellite telecommunications holding, also dampened performance.

Market Overview

Global economic growth continued to decelerate since the last reporting period six months ago. In the U.S., restrained capital spending, inventory reductions, shrinking investment and weaker export performance significantly slowed the economy. The events of September 11 had a severe impact on U.S. consumer and investor confidence, key ingredients that were required for recovery. With the economy slowing and underlying inflationary pressures subdued, the U.S. Federal Reserve lowered interest rates 200 basis points from 5.00% to 3.00% and Congress passed a stimulative tax package in late May. (On October 2 and November 6, the Federal Reserve again reduced interest rates a total of 100 basis points to 2.00%, the lowest in four decades.) Growth for the second quarter of 2001 slowed to 0.3%, and reported preliminary growth for the third quarter contracted to -1.1%.

The emerging-market sector, as measured by the J.P. Morgan Emerging Markets Bond Index Plus, produced a return of -1.92% during the six-month period due to poor performance in Argentina and spillover weakness in Brazil.

Although other emerging market regions posted positive returns, Argentina and Brazil significantly dampened the overall benchmark return as together they represent a 40% weight within the benchmark. The reporting period saw a wide divergence between Latin countries which returned -7.10% and non-Latin countries which returned 11.77%.

Concern about Argentina's ability to continue servicing its debt caused the country's bond prices to decline and resulted in the poorest individual country return within the JPM EMBI+, -19.81%. The country's credit rating was lowered twice in the month


--------------------------------------------------------------------------------
2 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

of July. Nonetheless, Argentina recouped some of its losses and was the best monthly performer in August with the announcement of an International Monetary Fund (IMF) bailout package and indication that the U.S. Treasury would support Argentina.

However, at the time of this report, Argentina announced that the government will seek to reduce financing costs on $95 billion of debt in an effort to avoid outright default. Investors remain concerned, however, that Argentina's debt proposal effectively constitutes a default. The country's economic officials announced they would need to reduce annual debt interest payments between $3-$4 billion a year to free up resources to restart the country's ailing economy, now in its fourth year of recession. To help spur the economy, the government is implementing a range of tax cuts and other measures to spark spending, while also pressing the country's 23 provinces to accept a cut in their guaranteed monthly transfers.

Weakness in neighboring Brazil also dampened overall returns in the emerging markets, resulting in the second-worst individual country return at -8.03%. Political uncertainty caused by recently held elections, coupled with prospects for tighter and more expensive financing conditions, weakened the Brazilian real (Brazil's currency) and renewed concerns about the country's large financing needs. Turkey, which had posted weak results early in the year amidst a financial crisis in February, rebounded, up 14.23%, as the IMF and World Bank provided a favorable financing package. Other individual countries posting positive returns included Russia at 18.73%, which continues to benefit from economic reforms, positive growth and friendlier ties to the U.S.; Colombia at 11.67%; and Qatar at 6.16%.

The high-yield market, as represented by the Credit Suisse First Boston High Yield Index, returned -4.57% for the six-month period. Market sentiment improved dramatically after the Federal Reserve lowered interest rates in January and issuers took advantage of the funding window. However, weakness in the equity markets and the troubled telecommunications sector dampened overall returns throughout the year.

Investors reacted to the September 11 attacks by selling high yield securities. High yield securities reached 1000 basis points in yield over Treasuries by the end of the reporting period.

Non-cyclical sectors outperformed cyclicals. The best performing industries for the period included finance, food


--------------------------------------------------------------------------------
                                    ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

& drug, food/tobacco, health care, pharmaceutical, housing, service and utility. The telecommunications and wireless communications, as well as the consumer durable sectors, underperformed the broader market. Inflows into high yield improved in 2001 and high yield issuance rebounded from a five-year low of $41.6 billion in 2000 to $60 billion during the first half of 2001. However, default rates remained high, reflecting the low financial flexibility of highly leveraged companies.

Investment Strategy

During the six-month period, we reduced our holdings in Brazil to a significant underweight versus the Fund's benchmark. As mentioned in our market review, the Latin component of the index suffered during the period due to poor returns in that region. Our strategy of reducing exposure to this region was based on a general slowing of the global economy and a continuation of economic weakness.

We also increased the Fund's exposure to Russian debt, purchasing additional Ministry of Finance bonds. Our optimistic outlook of Russia during the period led us to significantly overweight the Fund in Russian securities.

Additional strategies in the Fund included maintaining a significant underweighted position in Mexico, as we expected the U.S. economy to slow. Mexico's economy is now more closely paralleled to that of the U.S. than any other region. We expected the economic slowdown in the U.S. to have a negative impact on Mexico as well as the possibility of lower future oil prices. Within the Asian markets, we increased our Philippine exposure as the country's improving fundamentals made asset prices attractive and government policymakers appropriately focused on key medium-term issues. We also maintained an overweight position in Ecuador, which continues to outperform targets set by the IMF such as growth targets, tax receipts and a projected fiscal surplus. Our exposure to Eastern Europe was also modestly overweighted (Bulgaria and the Ukraine) as that region continues to improve. We added to our Ukraine position as strong growth in Russia, as well as the Ukraine's independence from capital market funding, provided a positive opportunity.

We maintained our underweight exposure to Turkey as a result of an ongoing financial crisis. Domestic confidence weakened and political risk continued to rise as a result of a very


--------------------------------------------------------------------------------
4 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

weak economy. With this backdrop, however, Turkey may benefit as its geopolitical importance increases in light of the international fight against terrorism. One reason Turkey enjoyed a positive return in September was the perception that it will receive financial support from the international community as a result.

Outlook

The events of September 11 have triggered a change in the risk profile of the U.S. economy, with a recession now imminent. We believe the unemployment rate will climb over the next several months, weakening consumer confidence further. We also believe that the Federal Reserve may ease rates further, keeping the yield curve steep. Further fiscal stimulus in the form of additional tax cuts and increased government spending is also anticipated. While the economic recovery will be delayed until the spring of 2002, we believe it will be more robust as a result of the increased monetary and fiscal stimulus.

With these short-term difficulties ahead of us, in the high yield sector we will remain relatively defensive, emphasizing industries such as domestic cable, utilities and health care which have historically outperformed in down markets. We will move aggressively into cyclical industry sectors such as automotive, paper and chemicals, once we see evidence of a recovery on the horizon. We will maintain our hotel and airline holdings, given their current valuations. We will also maintain our holdings in the gaming industry, as we believe this sector will rebound in the long-term, especially given its historic ability to generate cash flows.

The slowing global economy and increased risk aversion will present challenges to the emerging market sector. We believe, however, that near-term deterioration in economic conditions will in time be supplanted by the effects of a massive fiscal stimulus and extremely accommodative monetary policy. While the recent attacks in the U.S. will have a negative effect on global growth and the emerging markets, the strengthening of relations between the U.S. and its allies may have a positive effect. The attacks have also increased the likelihood of continued G7 support for emerging economies. We are also encouraged by recent signs that the emerging market class has shown signs of de-coupling from the problems in Argentina as the effects in other countries have so far been muted. We will continue to monitor troubled regions closely while looking for opportunities.


--------------------------------------------------------------------------------
                                    ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 5

----------------------
LETTER TO SHAREHOLDERS
----------------------

Thank you for your continued interest and investment in Alliance World Dollar Government Fund II. We look forward to reporting to you on market activity and the Fund's investment results in the coming periods.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman


/s/ Wayne D. Lyski

Wayne D. Lyski
President

[PHOTO]     John D. Carifa

[PHOTO]     Wayne D. Lyski

Wayne D. Lyski oversees fixed income investments at Alliance and manages assets in both domestic and international markets. Mr. Lyski has over 27 years of investment experience.


--------------------------------------------------------------------------------
6 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE WORLD DOLLAR GOVERNMENT FUND II (NAV)
GROWTH OF A $10,000 INVESTMENT
7/31/93* TO 9/30/01

[The following table was depicted as a mountain chart in the printed material.]

JPM EMBI+: $23,557

Alliance World Dollar Government Fund II: $21,001

This chart illustrates the total value of an assumed $10,000 investment in Alliance World Dollar Government Fund II at net asset value (NAV) (from 7/31/93 to 9/30/01) as compared to the performance of an appropriate index. The index is from inception of the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+), which was 12/31/93. For the period 7/31/93 through 9/30/94, the J.P. Morgan Emerging Markets Bond Index was used, all other periods use the JPM EMBI+ benchmark. The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The JPM EMBI+ is composed of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds. When comparing Alliance World Dollar Government Fund II to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance World Dollar Government Fund II.

* Closest month-end after Fund's inception date of 7/28/93.


--------------------------------------------------------------------------------
                                    ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 7

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE WORLD DOLLAR GOVERNMENT FUND II (NAV)
HISTORY OF RETURNS
YEARLY PERIODS ENDED 9/30

                              [BAR CHART OMITTED]

   [The following table was depicted as a bar chart in the printed material.]

                Alliance World Dollar Government Fund II (NAV)--
                            Yearly Periods Ended 9/30
--------------------------------------------------------------------------------
                         Alliance World Dollar      J.P. Morgan Emerging
                        Government Fund II (NAV)   Markets Bond Index Plus
--------------------------------------------------------------------------------
      9/30/93*                     5.16%                     3.34%
      9/30/94                     -1.06%                     1.09%
      9/30/95                      2.90%                     5.21%
      9/30/96                     37.17%                    41.81%
      9/30/97                     32.41%                    26.23%
      9/30/98                    -38.92%                   -25.29%
      9/30/99                     27.90%                    23.00%
      9/30/00                     36.99%                    28.03%
      9/30/01                      1.06%                     1.77%

Past performance is no guarantee of future results. The Fund's investment results represent total returns and are based on the net asset value (NAV). All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period.

The unmanaged J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+) is composed of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds. When comparing Alliance World Dollar Government Fund II to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance World Dollar Government Fund II.

* The Fund's return for the period ended 9/30/93 is from the Fund's inception date of 7/28/93 through 9/30/93. For the period 7/31/93 through 9/30/93, the J.P. Morgan Emerging Markets Bond Index was used. All other periods use the JPMEMBI+ benchmark.


--------------------------------------------------------------------------------
8 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
September 30, 2001 (unaudited)

INCEPTION DATE          PORTFOLIO STATISTICS

7/28/93                 Net Assets ($mil): $745.3


SECURITY TYPE BREAKDOWN

      78.88% Sovereign Debt Securities
       8.37% Brady Bonds
       1.54% Yankee Bonds                       [PIE CHART OMITTED]
       0.03% Common Stock
       0.01% Options

CORPORATE

       3.69% Banking
       2.28% Industrial
       1.37% Financial
       0.73% Communications - Mobile

       3.10% Short-Term Time Deposit

COUNTRY BREAKDOWN

      21.66% Argentina
      22.12% Russia
      13.05% Brazil                             [PIE CHART OMITTED]
      11.86% Mexico
       3.55% Philippines
       3.25% United States
       2.98% South Korea
       2.88% Venezuela
       2.85% Ecuador
       2.67% Ukraine
       2.66% Bulgaria
       2.33% Panama
       2.22% Turkey
       2.06% Trinidad & Tobago
       3.86% Other

All data as of September 30, 2001. The Fund's security type and country breakdowns are expressed as a percentage of total investments and may vary over time. "Other" represents less than 2% investments in the following countries:
Peru, Qatar, Dominican Republic, Colombia, Netherlands, Cayman Islands and Hong Kong.


--------------------------------------------------------------------------------
                                    ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
September 30, 2001 (unaudited)

                                                    Principal
                                                       Amount
                                                        (000)      U.S. $ Value
--------------------------------------------------------------------------------

SOVEREIGN DEBT OBLIGATIONS-95.7%

Sovereign Debt Securities-86.5%
Argentina-23.4%
Republic of Argentina
   7.00%, 12/19/08(a)(b)....................         $153,086     $  92,234,595
   11.75%, 4/07/09..........................           16,130         9,537,669
   12.00%, 6/19/31..........................           93,142        49,830,952
   12.25%, 6/19/18..........................           42,251        22,635,894
                                                                  -------------
                                                                    174,239,110
                                                                  -------------
Brazil-10.3%
Republic of Brazil
   11.00%, 8/17/40(a).......................          118,560        77,064,000
                                                                  -------------

Colombia-0.4%
Republic of Colombia
   11.75%, 2/25/20..........................            3,210         3,065,550
                                                                  -------------

Dominican Republic-1.0%
Dominican Republic
   9.50%, 9/27/06(c)........................            7,800         7,663,500
                                                                  -------------

Ecuador-3.1%
Republic of Ecuador
   5.00%, 8/15/30(a)(b)(c)..................           57,900        23,304,750
                                                                  -------------

Mexico-6.0%
United Mexican States Global Bond
   11.375%, 9/15/16(a)......................           35,075        40,557,222
   11.50%, 5/15/26..........................            3,475         4,112,663
                                                                  -------------
                                                                     44,669,885
                                                                  -------------
Panama-2.6%
Republic of Panama
   9.375%, 4/01/29..........................           10,000        10,200,000
   9.625%, 2/08/11..........................            8,850         8,805,750
   10.75%, 5/15/20..........................               50            51,190
                                                                  -------------
                                                                     19,056,940
                                                                  -------------
Philippines-3.9%
Republic of Philippines
   9.875%, 1/15/19..........................           22,600        18,419,000
   10.625%, 3/16/25.........................           12,900        10,627,020
                                                                  -------------
                                                                     29,046,020
                                                                  -------------


--------------------------------------------------------------------------------
10 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                    Principal
                                                       Amount
                                                        (000)      U.S. $ Value
--------------------------------------------------------------------------------

Qatar-1.3%
State of Qatar
   9.75%, 6/15/30(c)........................      $     8,640     $   9,288,000
                                                                  -------------

Russia-24.3%
Russian Federation
   5.00%, 3/31/30(a)(b)(c)..................          301,875       137,926,687
Russian Ministry of Finance
   Series IV
   3.00%, 5/14/03...........................           25,650        21,899,970
   Series V
   3.00%, 5/14/08...........................           27,060        15,965,400
   Series VI
   3.00%, 5/14/06...........................           10,400         5,070,000
                                                                  -------------
                                                                    180,862,057
                                                                  -------------
Trinidad & Tobago-2.3%
Republic of Trinidad & Tobago
   9.75%, 7/01/20(c)........................           15,694        16,831,815
                                                                  -------------

Turkey-2.4%
Republic of Turkey
   11.875%, 1/15/30(a)......................           22,275        18,154,125
                                                                  -------------

Ukraine-2.9%
Government of Ukraine
   11.00%, 3/15/07(c).......................           26,181        21,835,121
                                                                  -------------

Venezuela-2.6%
Republic of Venezuela
   9.25%, 9/15/27...........................           29,402        19,699,340
                                                                  -------------

Total Sovereign Debt Securities
   (cost $669,744,087)......................                        644,780,213
                                                                  -------------

Collateralized Brady Bonds(d)-6.1%
Brazil-2.7%
Republic of Brazil
   6.00%, 4/15/24...........................           16,300        10,309,750
Republic of Brazil Discount FRN
   5.438%, 4/15/24..........................           15,500         9,940,150
                                                                  -------------
                                                                     20,249,900
                                                                  -------------


--------------------------------------------------------------------------------
                                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                    Principal
                                                       Amount
                                                        (000)      U.S. $ Value
--------------------------------------------------------------------------------

Bulgaria-2.9%
Republic of Bulgaria Discount FRN
   Series A
   4.563%, 7/28/24..........................      $    28,300     $  21,720,250
                                                                  -------------

Venezuela-0.5%
Republic of Venezuela
   Series W-A
   6.75%, 3/31/20...........................            5,000         3,806,500
                                                                  -------------

Total Collateralized Brady Bonds
   (cost $49,637,766).......................                         45,776,650
                                                                  -------------

Non-Collateralized Brady Bonds-3.1%
Argentina-0.4%
Republic of Argentina FRB
   3.375%, 3/31/05..........................            3,984         2,798,760
                                                                  -------------

Brazil-1.3%
Republic of Brazil
   C-Bonds
   8.00%, 4/15/14...........................           13,730         9,233,574
                                                                  -------------
Peru-1.4%
Republic of Peru
   FLIRB
   4.00%, 3/07/17(b)........................            7,700         4,908,750
   4.00%, 3/07/17(b)(c).....................            5,000         3,221,875
   PDI
   4.50%, 3/07/17(b)........................            3,500         2,454,550
                                                                  -------------
                                                                     10,585,175
                                                                  -------------
Total Non-Collateralized Brady Bonds
   (cost $23,750,806).......................                         22,617,509
                                                                  -------------

Total Sovereign Debt Obligations
   (cost $743,132,659)......................                        713,174,372
                                                                  -------------

CORPORATE DEBT OBLIGATIONS-10.6%
BBVA Bancomer Capital Trust
   10.50%, 2/16/11(c).......................            5,500         5,830,000
GH Water Supply Holding Ltd.
   7.00%, 6/22/08(c)........................               61            52,959
Grupo Iusacell SA de CV
   14.25%, 12/01/06.........................            4,880         4,843,400
Hanvit Bank
   11.75%, 3/01/10(b)(c)....................            3,000         3,105,000
   12.75%, 3/01/10(b)(c)....................           14,950        21,258,250


--------------------------------------------------------------------------------
12 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                      Shares,
                                                 Contracts or
                                                    Principal
                                                       Amount
                                                        (000)      U.S. $ Value
--------------------------------------------------------------------------------

Innova S De. R.L.
   12.875%, 4/01/07.........................      $    14,600     $  12,300,500
Mexico City Toluca Toll Road
   11.00%, 5/19/02(c).......................           14,816        10,667,406
Netia Holdings BV
   Series B
   11.25%, 11/01/07(e)......................            4,000           300,000
   Series B
   13.125%, 6/15/09.........................            5,555           472,175
Nextel International, Inc.
   12.75%, 8/01/10..........................            5,600         1,120,000
PEMEX Project Funding Master Trust
   8.50%, 2/15/08(c)........................           18,500        18,662,800
                                                                  -------------

Total Corporate Debt Obligations
   (cost $92,654,799).......................                         78,612,490
                                                                  -------------

Common Stocks-0.0%
Guangdong Investment Ltd. (Hong Kong)(f)....        1,197,583           107,482
Pegasus Media & Communications, Inc.(f).....           22,564           157,948
                                                                  -------------

Total Common Stocks
   (cost $167,863)..........................                            265,430
                                                                  -------------

Call Options Purchased(f)(g)-0.0%
Republic of Brazil
   expiring Oct '01 @ $67.50
   (cost $293,248)..........................       18,101,727           293,248
                                                                  -------------

SHORT-TERM INVESTMENTS-3.4%
Time Deposit-3.4%
Bank of New York
   2.875%, 10/01/01
   (cost $25,300,000).......................      $    25,300        25,300,000
                                                                  -------------

Total Investments-109.7%
   (cost $861,548,569)......................                        817,645,540
                                                                  -------------

Call Options Written-(0.0%)(f)(g)
Republic of Argentina
   expiring Oct '01 @ $62.35
   (premiums received $201,390).............       14,700,000          (201,390)
                                                                  -------------

Total Investments, Net of
   Outstanding Call Options Written-109.7%
   (cost $861,347,179)......................                        817,444,150
Other assets less liabilities-(9.7%)........                        (72,179,961)
                                                                  -------------
Net Assets-100%.............................                      $ 745,264,189
                                                                  =============


--------------------------------------------------------------------------------
                                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 13

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

(a) Securities, or portions thereof, with an aggregate market value of $175,202,403, have been segregated to collateralize reverse repurchase agreements.

(b) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2001.

(c) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2001, these securities amounted to $279,648,163 or 37.5% of net assets.

(d) Sovereign debt obligations issued as part of debt restructuring that are collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bond.

(e) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated rate becomes effective.

(f)   Non-income producing security.

(g)   One contract relates to 1 share.

      Glossary of Terms:

      FLIRB - Front Loaded Interest Reduction Bond.
      FRB   - Floating Rate Bond.
      FRN   - Floating Rate Note.
      PDI   - Past Due Interest.

See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
September 30, 2001 (unaudited)

Assets
Investments in securities, at value
   (cost $861,548,569) .....................................    $   817,645,540
Receivable for investment securities sold ..................        148,716,569
Interest receivable ........................................         24,171,515
Margin deposit .............................................          7,134,111
                                                                ---------------
Total assets ...............................................        997,667,735
                                                                ---------------
Liabilities
Due to custodian ...........................................         22,154,328
Reverse repurchase agreements ..............................        174,855,770
Outstanding call options written, at value
   (premiums received $201,390) ............................            201,390
Payable for investment securities purchased ................         53,990,705
Advisory fee payable .......................................            556,656
Administrative fee payable .................................            283,596
Accrued expenses ...........................................            361,101
                                                                ---------------
Total liabilities ..........................................        252,403,546
                                                                ---------------
Net Assets .................................................    $   745,264,189
                                                                ===============
Composition of Net Assets
Capital stock, at par ......................................    $       778,503
Additional paid-in capital .................................      1,048,473,894
Undistributed net investment income ........................          8,108,525
Accumulated net realized loss on investment transactions ...       (268,193,704)
Net unrealized depreciation on investment transactions .....        (43,903,029)
                                                                ---------------
                                                                $   745,264,189
                                                                ===============
Net Asset Value Per Share
   (based on 77,850,368 shares outstanding) ................              $9.57
                                                                          =====

See notes to financial statements.


--------------------------------------------------------------------------------
                                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 15

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Six Months Ended September 30, 2001 (unaudited)

Investment Income
Interest ....................................                      $ 63,127,231
Expenses
Advisory fee ................................      $3,989,685
Administrative fee ..........................         598,453
Custodian ...................................         188,498
Printing ....................................         119,764
Transfer agency .............................          76,361
Audit and legal .............................          51,034
Registration ................................          23,393
Directors' fees .............................          13,362
Miscellaneous ...............................           8,983
                                                   ----------
Total expenses before interest ..............       5,069,533
Interest expense ............................       2,573,510
                                                   ----------
Total expenses ..............................                         7,643,043
                                                                   ------------
Net investment income .......................                        55,484,188
                                                                   ------------
Realized and Unrealized Loss
on Investments
Net realized loss on investment
   transactions .............................                       (41,500,852)
Net change in unrealized
   appreciation/depreciation of
   investments ..............................                       (24,815,070)
                                                                   ------------
Net loss on investment transactions .........                       (66,315,922)
                                                                   ------------
Net Decrease in Net Assets
   from Operations ..........................                      $(10,831,734)
                                                                   ============

See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                 Six Months
                                                    Ended
                                                September 30,       Year Ended
                                                    2001             March 31,
                                                 (unaudited)           2001
                                                =============     =============
Increase (Decrease) in Net Assets
from Operations
Net investment income ......................    $  55,484,188     $  92,532,505
Net realized loss on investment
   transactions ............................      (41,500,852)      (12,595,060)
Net change in unrealized
   appreciation/depreciation of
   investment transactions .................      (24,815,070)      (30,993,208)
                                                -------------     -------------
Net increase (decrease) in net assets
   from operations .........................      (10,831,734)       48,944,237
Dividends to Shareholders
Dividends from net investment income .......      (51,379,587)      (84,858,706)
                                                -------------     -------------
Total decrease .............................      (62,211,321)      (35,914,469)
Net Assets
Beginning of period ........................      807,475,510       843,389,979
                                                -------------     -------------
End of period (including undistributed
   net investment income of $8,108,525
   and $4,003,924, respectively) ...........    $ 745,264,189     $ 807,475,510
                                                =============     =============

See notes to financial statements.


--------------------------------------------------------------------------------
                                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 17

-----------------------
STATEMENT OF CASH FLOWS
-----------------------

STATEMENT OF CASH FLOWS
Six Months Ended September 30, 2001 (unaudited)

Increase (Decrease) in Cash from:
Operating Activities:
Interest received ............................   $  51,979,850
Interest expense paid ........................      (2,484,597)
Operating expenses paid ......................      (5,133,175)
                                                 -------------
Net increase in cash from operating
   activities ................................                    $  44,362,078
Investing Activities:
Proceeds from disposition of long-term
   portfolio investments .....................     739,457,823
Purchase of long-term portfolio
   investments ...............................    (722,783,281)
Sale of short-term portfolio
   investments, net ..........................      70,864,831
                                                 -------------
Net increase in cash from investing
   activities ................................                       87,539,373
Financing Activities:
Decrease in reverse repurchase
   agreements ................................     (80,569,861)
Cash dividends paid ..........................     (51,379,587)
                                                 -------------
Net decrease in cash from financing
   activities ................................                     (131,949,448)
                                                                  -------------
Net decrease in cash .........................                          (47,997)
Cash at beginning of period ..................                           47,997
                                                                  -------------
Cash at end of period ........................                    $          -0-
                                                                  =============

================================================================================

Reconciliation of Net Increase in
Net Assets from Operations to
Net Increase in Cash from Operating
Activities:
Net decrease in net assets resulting from
   operations ................................                    $ (10,831,734)
Adjustments:
Decrease in interest receivable ..............   $      13,374
Net realized loss on investment
   transactions ..............................      41,500,852
Net change in unrealized
   appreciation/depreciation .................      24,815,070
Accretion of bond discount ...................     (11,160,755)
Increase in interest payable .................          88,913
Decrease in accrued expenses .................         (63,642)
                                                 -------------
Total adjustments ............................                       55,193,812
                                                                  -------------
Net increase in cash from operating
   activities ................................                    $  44,362,078
                                                                  =============

See notes to financial statements.


--------------------------------------------------------------------------------
18 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
September 30, 2001 (unaudited)

NOTE A

Significant Accounting Policies

Alliance World Dollar Government Fund II (the "Fund") was incorporated under the laws of the State of Maryland on May 20, 1993 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provision for federal income or excise taxes is required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as an adjustment to interest income.

4. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend


--------------------------------------------------------------------------------
                                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

5. Change in Accounting Principle

As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. This change will have no impact on the net assets of the Fund. Prior to April 1, 2001, the Fund did not amortize premiums on debt securities.

The cumulative effect of this accounting change resulted in a $134,752 decrease in cost of investments and a corresponding $134,752 increase in net unrealized appreciation/depreciation, based on investments owned by the Fund on April 1, 2001.

The effect of this change for the period ended September 30, 2001, was to decrease net investment income by $210,289, increase net unrealized appreciation (depreciation) by $134,752, and increase net realized gains (losses) by $75,537. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect the change in accounting principle.

NOTE B

Advisory, Administrative Fees and Other Affiliated Transactions

Under the terms of the Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a monthly fee equal to the annualized rate of 1% of the Fund's average weekly net assets.

Under the terms of the Administration Agreement, the Fund pays Alliance Capital Management L.P. (the "Administrator") a monthly fee equal to the annualized rate of .15 of 1% of the Fund's average weekly net assets. The Administrator provides administrative functions as well as other clerical services to the Fund and prepares financial and regulatory reports.

The Fund entered into a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. ("AGIS") (formerly, Alliance Fund Services, Inc.), an affiliate of the Adviser, whereby the Fund reimburses AGIS for costs relating to servicing phone inquiries for the Fund. During the six months ended September 30, 2001, there was no reimbursement paid to AGIS.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments, U.S. government securities and U.S. government agencies) aggregated $717,610,565 and $726,357,729, respectively, for the six months ended September 30, 2001. There were no purchases or sales of U.S. government and government agency obligations


--------------------------------------------------------------------------------
20 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

for the six months ended September 30, 2001.

At September 30, 2001, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $32,138,957 and gross unrealized depreciation of investments was $76,041,986, resulting in net unrealized depreciation of $43,903,029.

At March 31, 2001, the Fund had a capital loss carryforward of $215,559,867, of which $103,516,115 expires in the year 2007, $43,184,734 expires in the year 2008 and $68,859,018 expires in the year 2009.

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of $6,069,346 during fiscal year 2001.

These carryover losses may be used to offset future capital gains. To the extent they are so used, future capital gains will not be distributed to shareholders until they exceed available capital loss carryovers.

Swap Agreements

The Fund enters into swaps on sovereign debt obligations to protect itself from interest rate fluctuations on the underlying floating rate debt instruments and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the underlying value of the securities.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period.

Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as a component of net change in unrealized appreciation of investments and swap contracts.

At September 30, 2001, the Fund had one credit default swap outstanding with Merrill Lynch (the "Counterparty") which provides, upon the occurrence of a credit event as defined in the swap agreement, for Merrill Lynch


--------------------------------------------------------------------------------
                                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

to purchase from the Fund at par and take delivery of $8,000,000 principal amount (the "Notional Amount") of United Mexican States, 9.875%, due 1/15/07. During the term of the swap agreement, the Fund will make semi-annual fixed interest payments to the Counterparty calculated at a rate of 2.25% applied to the Notional Amount. The scheduled termination date of the swap is August 21, 2006.

NOTE D

Capital Stock

There are 100,000,000 shares of $0.01 par value common stock authorized.

Of the 77,850,368 shares outstanding at September 30, 2001, the Adviser owned 7,200 shares. During the six months ending September 30, 2001, the Fund issued no shares in connection with the Fund's dividend reinvestment plan.

NOTE E

Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the six months ending September 30, 2001, the Fund had entered into the following reverse repurchase agreements:

   Amount              Broker                Interest Rate       Maturity
===========     ==========================   =============   =================
$34,004,166     Merrill Lynch & Co.              3.00%        October 4, 2001
$24,710,000     Morgan Stanley Dean Witter       3.00%        October 4, 2001
$23,500,000     Salomon Brothers, Inc.           3.00%        October 4, 2001
$ 9,890,000     Morgan Stanley Dean Witter       3.00%        October 4, 2001
$16,962,500     Morgan Stanley Dean Witter       3.00%        October 5, 2001
$16,222,000     Morgan Stanley Dean Witter       3.00%        October 5, 2001
$ 4,025,000     Morgan Stanley Dean Witter       3.00%        October 5, 2001
$45,437,500     Merrill Lynch & Co.              2.30%       November 1, 2001

For the six months ended September 30, 2001, the average amount of reverse repurchase agreements outstanding was approximately $166,634,049, and the daily weighted average annualized interest rate was 3.71%.


--------------------------------------------------------------------------------
22 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE F

Concentration of Risk

Investing in securities of foreign companies and foreign governments involves special risks, which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the United States government.


--------------------------------------------------------------------------------
                                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 23

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                          Six Months
                                               Ended
                                       September 30,                              Year Ended March 31,
                                                2001      --------------------------------------------------------------------------
                                      (unaudited)(a)          2001           2000            1999              1998           1997
                                      ----------------------------------------------------------------------------------------------
Net asset value,
  beginning of period ..............        $  10.37      $  10.83       $   8.52        $  13.82        $    13.77       $  11.96
                                      ----------------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income ..............             .75(b)       1.25(b)        1.16(b)         1.20(b)           1.30(b)        1.21
Net realized and unrealized
  gain (loss) on investments
  and swap contracts ...............            (.89)         (.62)          2.29           (5.06)             1.70           2.32
                                      ----------------------------------------------------------------------------------------------
Net increase (decrease) in net
  asset value from operations ......            (.14)          .63           3.45           (3.86)             3.00           3.53
                                      ----------------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ................            (.66)        (1.09)         (1.10)          (1.44)            (1.42)         (1.21)
Distributions in excess of
  net investment income ............              -0-           -0-            -0-             -0-               -0-          (.51)
Tax return of capital ..............              -0-           -0-          (.04)             -0-               -0-            -0-
Distributions from net realized
  gain on investments ..............              -0-           -0-            -0-             -0-            (1.53)            -0-
                                      ----------------------------------------------------------------------------------------------
Total dividends and distributions ..            (.66)        (1.09)         (1.14)          (1.44)            (2.95)         (1.72)
                                      ----------------------------------------------------------------------------------------------
Net asset value, end of period .....        $   9.57      $  10.37       $  10.83        $   8.52        $    13.82       $  13.77
                                      ==============================================================================================
Market value, end of period ........        $   9.74      $   9.15       $  9.188        $  9.375        $    13.75       $ 13.375
                                      ==============================================================================================
Total Return
Total investment return based on:(c)
  Market value .....................           11.74%        12.05%         11.15%         (20.95)%           26.49%         23.11%
  Net asset value ..................           (2.40)%        7.73%         44.16%         (28.44)%           23.48%         31.15%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ..................        $745,264      $807,476       $843,390        $651,967        $1,029,791       $991,503
Ratio of expenses to average
  net assets .......................            1.92%(d)      1.90%          1.51%           1.31%             1.26%          1.29%
Ratio of expenses to average
  net assets, excluding
  interest expense .................            1.27%(d)      1.28%          1.30%           1.31%             1.26%          1.29%
Ratio of net investment income
  to average net assets ............           13.91%(d)     11.31%         12.33%          11.89%             8.92%          8.92%
Portfolio turnover rate ............              82%          203%           217%            262%              327%           257%

See footnote summary on page 25.


--------------------------------------------------------------------------------
24 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

(a) As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities. The effect of this change for the six months ended September 30, 2001 was to decrease net investment income per share by $.003, increase net realized and unrealized gains and losses per share by $.003, and decrease the ratio of net investment income to average net assets from 13.96% to 13.91%. Per share, ratios and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(b)   Based on average shares outstanding.

(c) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(d)   Annualized.


--------------------------------------------------------------------------------
                                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 25

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond

Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

capital

Cash or goods that are used to generate income. Also, the net worth of a business (the amount by which its assets exceed its liabilities).

equity

Another term for stock.

fixed-income security

A bond.

fixed rate

The interest rate does not change during the entire term of the loan.

G-7 Nations

A group of seven industrialized nations, including Canada, France, Germany, Italy, Japan, the United Kingdom and the United States.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

portfolio

The collection of securities that make up a fund's or an investor's investments.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


--------------------------------------------------------------------------------
26 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $421 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 37 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 646 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 9/30/01.


--------------------------------------------------------------------------------
                                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 27

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Wayne D. Lyski, President
Kathleen A. Corbet, Senior Vice President
Gregory Dube, Senior Vice President
Paul J. DeNoon, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Administrator

Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, NY 10105

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Dividend Paying Agent, Transfer Agent and Registrar

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110-1520

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

(1)   Member of the Audit Committee.

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

      This report, including the financial statements herein, is transmitted to the shareholders of Alliance World Dollar Government Fund II for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


--------------------------------------------------------------------------------
28 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Technology Fund
The Alliance Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Income Fund
ACM Government Opportunity Fund
The Korean Investment Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


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                                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 29
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SUMMARY OF GENERAL INFORMATION
------------------------------

SUMMARY OF GENERAL INFORMATION

Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 426-5523. The Fund also distributes its daily net asset value (NAV) to various financial publications or independent organizations such as Lipper Analytical Services, Inc., Morningstar, Inc. and Bloomberg. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions Section of different newspapers each day. The Fund's NYSE trading symbol is "AWF." Weekly comparative net asset value and market price information about the Fund is published each Monday in the Wall Street Journal, each Sunday in the New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Funds."

Dividend Reinvestment Plan

If your shares are held in your own name, you will automatically be a participant in the Plan unless you elect to receive cash. If your shares are held in nominee or street name through a broker or nominee who provides this service, you will also automatically be a participant in the Plan. If your shares are held in the name of a broker or nominee who does not provide this service, you will need to instruct them to participate in the Plan on your behalf or your distributions will not be reinvested. In such case, you will receive your distributions in cash.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at (800) 219-4218.


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30 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
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NOTES


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                                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 31
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NOTES


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32 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
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Alliance World Dollar Government Fund II
1345 Avenue of the Americas
New York, NY 10105

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

WDGIISR901